                As filed with the Securities and Exchange Commission
                                   on  May 27, 1999


                                                       Registration No. 811-7384
--------------------------------------------------------------------------------


                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549

                              --------------------------

                                      FORM N-1A

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [ ]
                    PRE-EFFECTIVE AMENDMENT NO.                           [ ]
                                                ----
                    POST-EFFECTIVE AMENDMENT NO.  1                       [ ]
                                                -----

                                        AND/OR

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [X]
                                   AMENDMENT NO. 19

                             ----------------------------

                        NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
                (Exact name of registrant as specified in its charter)

                              --------------------------
                            600 WEST BROADWAY, 30TH FLOOR
                             SAN DIEGO, CALIFORNIA 92101
            (Address, including zip code, of Principal Executive Offices)

                             ---------------------------

                                  ARTHUR E. NICHOLAS
                      C/O NICHOLAS-APPLEGATE CAPITAL MANAGEMENT
                            600 WEST BROADWAY, 30TH FLOOR
                             SAN DIEGO, CALIFORNIA 92101
                       (name and address of agent for service)

                                       COPY TO:

                                   CHARLES H. FIELD
                        NICHOLAS-APPLEGATE CAPITAL MANAGEMENT
                            600 WEST BROADWAY, SUITE 2900
                             SAN DIEGO, CALIFORNIA 92101



          [X]  immediately upon filing pursuant to paragraph (b)
          [ ]  on _________ pursuant to paragraph (b)
          [ ]  60 days after filing pursuant to paragraph (a)(i)
          [ ]  on _________ pursuant to paragraph (a)(i)
          [ ]  75 days after filing pursuant to paragraph (a)(ii)
          [ ]  on _________ pursuant to paragraph (a)(ii), of Rule 485
          [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment



                        --------------------------------------

                                                                    Exhibit 5(h)












                       TRANSFER AGENCY AND SERVICE AGREEMENT


                                      Between


                       NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS


                                        And

                        STATE STREET BANK AND TRUST COMPANY

















4TRSTSER.DOC

                                  TABLE OF CONTENTS

                                                                            Page
                                                                            ----
1.   Terms of Appointment and Duties . . . . . . . . . . . . . . . . . . . .  1

2.   Third Party Administrators for Defined Contribution Plans . . . . . . .  4

3.   Fees and Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . .  5

4.   Representations and Warranties of the Transfer Agent. . . . . . . . . .  6

5.   Representations and Warranties of the Fund. . . . . . . . . . . . . . .  6

6.   Wire Transfer Operating Guidelines. . . . . . . . . . . . . . . . . . .  7

7.   Data Access and Proprietary Information . . . . . . . . . . . . . . . .  8

8.   Indemnification . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10

9.   Standard of Care. . . . . . . . . . . . . . . . . . . . . . . . . . . . 11

10.  Year 2000 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12

11.  Confidentiality . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12

12.  Covenants of the Fund and the Transfer Agent. . . . . . . . . . . . . . 13

13.  Termination of Agreement. . . . . . . . . . . . . . . . . . . . . . . . 13

14.  Assignment and Third Party Beneficiaries. . . . . . . . . . . . . . . . 14

15.  Subcontractors. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14

16.  Miscellaneous . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15

17.  Additional Funds. . . . . . . . . . . . . . . . . . . . . . . . . . . . 16

18.  Limitations of Liability of the Trustees and Shareholders . . . . . . . 16

                        TRANSFER AGENCY AND SERVICE AGREEMENT

AGREEMENT made as of the   7th    day of    May       , 1999, by and between
NICHOLAS- APPLEGATE INSTITUTIONAL FUNDS, a Delaware business trust, having its principal office and place of business at 600 West Broadway, 30th Floor, San Diego, California 92101 (the "Trust"), and STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company having its principal office and place of business at 225 Franklin Street, Boston, Massachusetts 02110 (the "Transfer Agent").


WHEREAS, the Trust is authorized to issue multiple classes of shares in separate series, with each such series representing interests in a separate portfolio of securities and other assets;

WHEREAS, the Trust intends to initially offer shares in nineteen (19) series, such series shall be named in the attached Schedule A which may be amended by the parties from time to time (each such series, together with all other series subsequently established by the Trust and made subject to this Agreement in accordance with SECTION 17, being herein referred to as a "Fund", and collectively as the "Funds"); and

WHEREAS, the Trust on behalf of the Funds desires to appoint the Transfer Agent as its transfer agent, dividend disbursing agent, custodian of certain retirement plans and agent in connection with certain other activities, and the Transfer Agent desires to accept such appointment.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

l.      TERMS OF APPOINTMENT AND DUTIES

  1.1 TRANSFER AGENCY SERVICES. Subject to the terms and conditions set forth in this Agreement, the Trust, on behalf of the Funds, hereby employs and appoints the Transfer Agent to act as, and the Transfer Agent agrees to act as its transfer agent for the Trust's authorized
        and issued shares of its beneficial interest, $    par value,
        ("Shares"), dividend disbursing agent, custodian of certain retirement plans and agent in connection with any accumulation, open-account or similar plan provided to the shareholders of each of the respective Funds of the Trust ("Shareholders") and set out in the currently effective prospectus and statement of additional information ("prospectus") of the Fund on behalf of the applicable Fund, including without limitation any periodic investment plan or periodic withdrawal program. In accordance with procedures established from time to time by agreement between the Trust on behalf of each of the Funds, as applicable and the Transfer Agent, the Transfer Agent agrees that it will perform the following services:

        (a) Receive for acceptance, orders for the purchase of Shares, and promptly deliver payment and appropriate documentation thereof to the Custodian of the Trust authorized pursuant to the Declaration of Trust of the Trust (the "Custodian");

        (b) Pursuant to purchase orders, issue the appropriate number of Shares and hold such Shares in the appropriate Shareholder account;

        (c) Receive for acceptance redemption requests and redemption directions and deliver the appropriate documentation thereof to the Custodian;

        (d) In respect to the transactions in items (a), (b) and (c) above, the Transfer Agent shall execute transactions directly with broker-dealers authorized by the Trust;

        (e) At the appropriate time as and when it receives monies paid to it by the Custodian with respect to any redemption, pay over or cause to be paid over in the appropriate manner such monies as instructed by the redeeming Shareholders;

        (f) Effect transfers of Shares by the registered owners thereof upon receipt of appropriate instructions;

        (g) Prepare and transmit payments for dividends and distributions declared by the Trust on behalf of the applicable Fund;

        (h) Issue replacement certificates for those certificates alleged to have been lost, stolen or destroyed upon receipt by the Transfer Agent of indemnification satisfactory to the Transfer Agent and protecting the Transfer Agent and the Trust, and the Transfer Agent at its option, may issue replacement certificates in place of mutilated stock certificates upon presentation thereof and without such indemnity;

        (i) Maintain records of account for and advise the Trust and its Shareholders as to the foregoing; and

        (j) Record the issuance of Shares of the Funds and maintain pursuant to SEC Rule 17Ad-10(e) a record of the total number of Shares of the Funds which are authorized, based upon data provided to it by the Trust, and issued and outstanding. The Transfer Agent shall also provide the Trust on a regular basis with the total number of Shares which are authorized and issued and outstanding and shall have no obligation, when recording the issuance of Shares, to monitor the issuance of such Shares or to take cognizance of any laws relating to the issue or sale of such Shares, which functions shall be the sole responsibility of the Trust.

  1.2 ADDITIONAL SERVICES. In addition to, and neither in lieu nor in contravention of, the services set forth in the above paragraph, the Transfer Agent shall perform the following services:

        (a) OTHER CUSTOMARY SERVICES. Perform the customary services of a transfer agent, dividend disbursing agent, custodian of certain retirement plans and, as relevant, agent in connection with accumulation, open-account or similar plan (including without limitation any periodic investment plan or periodic withdrawal program), including but not limited to: maintaining all Shareholder accounts, preparing Shareholder meeting lists, mailing Shareholder proxies, Shareholder reports and prospectuses to current Shareholders, withholding taxes on U.S. resident and non-resident alien accounts, preparing and filing U.S. Treasury Department Forms 1099 and other appropriate forms required with respect to dividends and distributions by federal authorities for all Shareholders, preparing and mailing confirmation forms and statements of account to Shareholders for all purchases and redemptions of Shares and other confirmable transactions in Shareholder accounts, preparing and mailing activity statements for Shareholders, and providing Shareholder account information.

        (b) CONTROL BOOK (ALSO KNOWN AS "SUPER SHEET"). Maintain a daily record and produce a daily report for the Trust of all transactions and receipts and disbursements of money and securities and deliver a copy of such report for the Trust for each business day to the Trust no later than 9:00 AM Eastern Time, or such earlier time as the Trust may reasonably require, on the next business day.

        (c) "BLUE SKY" REPORTING.  The Trust shall (i) identify to the
        Transfer Agent in writing those transactions and assets to be treated as exempt from blue sky reporting for each State; and (ii) verify the establishment of transactions for each State on the system prior to activation and thereafter monitor the daily activity for each State. The responsibility of the Transfer Agent for the Trust's blue sky State registration status is solely limited to the initial establishment of transactions subject to blue sky compliance by the Trust and providing a system which will enable the Trust to monitor the total number of Shares sold in each State.

        (d) NATIONAL SECURITIES CLEARING CORPORATION (THE "NSCC"). (i) accept and effectuate the registration and maintenance of accounts through Networking and the purchase, redemption, transfer and exchange of shares in such accounts through Fund/SERV (networking and Fund/SERV being programs operated by the NSCC on behalf of NSCC's participants, including the Trust), in accordance with, instructions transmitted to and received by the Transfer Agent by transmission from NSCC on behalf of broker-dealers and banks which have been established by, or in accordance with the instructions of authorized persons, as hereinafter defined on the dealer file maintained by the Transfer Agent; (ii) issue instructions to Trust's banks for the settlement of transactions between the Fund and NSCC (acting on behalf of its broker-dealer and bank participants); (iii) provide account and transaction information from the affected Fund's records on DST Systems, Inc. computer system TA2000 ("TA2000 System") in accordance with NSCC's Networking and Fund/SERV rules for those broker-dealers; and (iv) maintain Shareholder accounts on TA2000 System through Networking.

        (e) NEW PROCEDURES. New procedures as to who shall provide certain of these services in Section 1 may be established in writing from time to time by agreement between the Trust and the Transfer Agent. The Transfer Agent may at times perform only a portion of these services and the Trust or its agent may perform the remaining portion of these services on the Fund's behalf.

2.      THIRD PARTY ADMINISTRATORS FOR DEFINED CONTRIBUTION PLANS

  2.1 The Trust may decide to make available to certain of its customers, a qualified plan program (the "Program") pursuant to which the customers ("Employers") may adopt certain plans of deferred compensation ("Plan or Plans") for the benefit of the individual Plan participant (the "Plan Participant"), such Plan(s) being qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended ("Code") and administered by third party administrators which may be plan administrators as defined in the Employee Retirement Income Security Act of 1974, as amended)(the "TPA(s)").

  2.2   In accordance with the procedures established in the initial Schedule
        2.1 entitled "Third Party Administrator Procedures", as may be amended by the Transfer Agent and the Trust from time to time ("Schedule 2.1"), the Transfer Agent shall:

        (a) Treat Shareholder accounts established by the Plans in the name of the Trustees, Plans or TPAs as the case may be as omnibus accounts;

        (b) Maintain omnibus accounts on its records in the name of the TPA or its designee as the Trustee for the benefit of the Plan; and

        (c) Perform all services under SECTION 1 as transfer agent of the Trust and not as a record-keeper for the Plans.

  2.3 Transactions identified under SECTION 2 of this Agreement shall be deemed exception services ("Exception Services") when such transactions:

        (a) Require the Transfer Agent to use methods and procedures other than those usually employed by the Transfer Agent to perform services under SECTION 1 of this Agreement;

        (b) Involve the provision of information to the Transfer Agent after the commencement of the nightly processing cycle of the TA2000 System; or

        (c) Require more manual intervention by the Transfer Agent, either in the entry of data or in the modification or amendment of reports generated by the TA2000 System than is usually required by non-retirement plan and pre-nightly transactions.

3.      FEES AND EXPENSES

  3.1 FEE SCHEDULE. For the performance by the Transfer Agent pursuant to this Agreement, the Trust agrees on behalf of each of the Funds to pay the Transfer Agent an annual maintenance fee for each Shareholder account as set forth in the attached fee schedule

        ("Schedule 3.1"). Such fees and out-of-pocket expenses and advances identified under SECTION 3.2 below may be changed from time to time subject to mutual written agreement between the Trust and the Transfer Agent.

  3.2 OUT-OF-POCKET EXPENSES. In addition to the fee paid under SECTION 3.1 above, the Trust agrees to reimburse the Transfer Agent for out-of-pocket expenses, including but not limited to confirmation production, postage, forms, telephone, microfilm, microfiche, mailing and tabulating proxies, records storage, or advances incurred by the Transfer Agent for the items set out in Schedule 3.1 attached hereto. In addition, any other expenses incurred by the Transfer Agent at the request or with the consent of the Trust will be reimbursed by the Trust.

  3.3 POSTAGE. Postage for mailing of dividends, proxies, Fund reports and other mailings to all shareholder accounts shall be advanced to the Transfer Agent by the Trust at least seven (7) days prior to the mailing date of such materials.

  3.4 INVOICES. The Trust agrees to pay all fees and reimbursable expenses within thirty (30) days following the receipt of the respective billing notice, except for any fees or expenses which are subject to good faith dispute. In the event of such a dispute, the Trust may only withhold that portion of the fee or expense subject to the good faith dispute. The Trust shall notify the Transfer Agent in writing within twenty-one
        (21) calendar days following the receipt of each billing notice if the Trust is disputing any amounts in good faith. If the Trust does not provide such notice of dispute within the required time, the billing notice will be deemed accepted by the Trust.

4.      REPRESENTATIONS AND WARRANTIES OF THE TRANSFER AGENT

The Transfer Agent represents and warrants to the Trust that:

  4.1 It is a trust company duly organized and existing and in good standing under the laws of The Commonwealth of Massachusetts.

  4.2 It is duly qualified to carry on its business in The Commonwealth of Massachusetts.

  4.3 It is empowered under applicable laws and by its Charter and By-Laws to enter into and perform this Agreement.

  4.4 All requisite corporate proceedings have been taken to authorize it to enter into and perform this Agreement.

  4.5 It has and will continue to have access to the necessary facilities, equipment and personnel to perform its duties and obligations under this Agreement.

5.      REPRESENTATIONS AND WARRANTIES OF THE TRUST

The Fund represents and warrants to the Transfer Agent that:

  5.1 It is a Delaware business trust duly organized and existing and in good standing under the laws of the State of Delaware.

  5.2 It is empowered under applicable laws and by its Declaration of Trust and By-Laws to enter into and perform this Agreement.

  5.3 All corporate proceedings required by said Declaration of Trust and By-Laws have been taken to authorize it to enter into and perform this Agreement.

  5.4 It is an open-end and diversified management investment company registered under the Investment Company Act of 1940, as amended.

  5.5 A registration statement under the Securities Act of 1933, as amended is currently effective and will remain effective, and appropriate state securities law filings have been made and will continue to be made, with respect to all Shares of the Funds being offered for sale.

6.      WIRE TRANSFER OPERATING GUIDELINES/ARTICLES 4A OF THE UNIFORM
COMMERCIAL CODE

  6.1 The Transfer Agent is authorized to promptly debit the appropriate Fund account(s) upon the receipt of a payment order in compliance with the selected security procedure (the "Security Procedure") chosen for funds transfer and in the amount of money that the Transfer Agent has been instructed to transfer. The Transfer Agent shall execute payment orders in compliance with the Security Procedure and with the Funds instructions on the execution date provided that such payment order is received by the customary deadline for processing such a request, unless the payment order specifies a later time. All payment orders and communications received after this the customary deadline will be deemed to have been received the next business day.

  6.2 The Trust acknowledges that the Security Procedure it has designated on the Fund Selection Form was selected by the Trust from security procedures offered by the Transfer Agent. The Trust shall restrict access to confidential information relating to the Security Procedure to authorized persons as communicated to the Transfer Agent in writing. The Trust must notify the Transfer Agent immediately if it has reason to believe unauthorized persons may have obtained access to such information or of any change in the Trust 's authorized personnel. The Transfer Agent shall verify the authenticity of all Trust instructions according to the Security Procedure.

  6.3 The Transfer Agent shall process all payment orders on the basis of the account number contained in the payment order. In the event of a discrepancy between any name indicated on the payment order and the account number, the account number shall take precedence and govern.

  6.4 The Transfer Agent reserves the right to decline to process or delay the processing of a payment order which (a) is in excess of the collected balance in the account to be charged at the time of the Transfer Agent's receipt of such payment order; (b) if initiating such payment order would cause the Transfer Agent, in the Transfer Agent's sole judgement, to exceed any volume, aggregate dollar, network, time, credit or similar limits which are applicable to the Transfer Agent; or
        (c) if the Transfer Agent, in good faith, is unable to satisfy itself that the transaction has been properly authorized.

  6.5 The Transfer Agent shall use reasonable efforts to act on all authorized requests to cancel or amend payment orders received in compliance with the Security Procedure provided that such requests are received in a timely manner affording the Transfer Agent reasonable opportunity to act. However, the Transfer Agent assumes no liability if the request for amendment or cancellation cannot be satisfied.

  6.6 The Transfer Agent shall assume no responsibility for failure to detect any erroneous payment order provided that the Transfer Agent complies with the payment order instructions as received and the Transfer Agent complies with the Security Procedure. The Security Procedure is established for the purpose of authenticating payment orders only and not for the detection of errors in payment orders.

  6.7 The Transfer Agent shall assume no responsibility for lost interest with respect to the refundable amount of any unauthorized payment order, unless the Transfer Agent is notified of the unauthorized payment order within thirty (30) days of notification by the Transfer Agent of the acceptance of such payment order. In no event (including failure to execute a payment order) shall the Transfer Agent be liable for special, indirect or consequential damages, even if advised of the possibility of such damages.

  6.8 When a Fund initiates or receives Automated Clearing House credit and debit entries pursuant to these guidelines and the rules of the National Automated Clearing House Association and the New England Clearing House Association, the Transfer Agent will act as an Originating Depository Financial Institution and/or receiving depository Financial Institution, as the case may be, with respect to such entries. Credits given by the Transfer Agent with respect to an ACH credit entry are provisional until the Transfer Agent receives final settlement for such entry from the Federal Reserve Bank. If the Transfer Agent does not receive such final settlement, the Trust agrees that the Transfer Agent shall receive a refund of the amount credited to the Fund in connection with such entry, and the party making payment to the Fund via such entry shall not be deemed to have paid the amount of the entry.

  6.9 Confirmation of Transfer Agent's execution of payment orders shall ordinarily be provided within twenty four (24) hours notice of which may be delivered through the Transfer Agent's proprietary information systems, or by facsimile or call-back. A Fund must report any objections to the execution of an order within thirty (30) days.

7.      DATA ACCESS AND PROPRIETARY INFORMATION

  7.1 The Trust acknowledges that the databases, computer programs, screen formats, report formats, interactive design techniques, and documentation manuals furnished to the Trust by the Transfer Agent as part of the Trust's ability to access certain Fund-related data ("Customer Data") maintained by the Transfer Agent on databases under the control and ownership of the Transfer Agent or other third party ("Data Access Services") constitute copyrighted, trade secret, or other proprietary information (collectively, "Proprietary Information") of substantial value to the Transfer Agent or other third party. In no event shall Proprietary Information be deemed Customer Data. The Trust agrees to treat all Proprietary Information as proprietary to the Transfer Agent and further agrees that it shall not divulge any Proprietary Information to any person or organization except as may be provided hereunder. Without limiting the foregoing, the Trust agrees for itself and its employees and agents to:

        (a) Use such programs and databases (i) solely from equipment at the location agreed to between the Trust and the Transfer Agent and (ii) solely in accordance with the Transfer Agent's applicable user documentation;

        (b) Refrain from copying or duplicating in any way (other than in the normal course of performing processing on the investment adviser's computer(s)), the Proprietary Information;

        (c) Refrain from obtaining unauthorized access to any portion of the Proprietary Information, and if such access is inadvertently obtained, to inform in a timely manner of such fact and dispose of such information in accordance with the Transfer Agent's instructions;

        (d) Refrain from causing or allowing information transmitted from the Transfer Agent's computer to the investment adviser's terminal to be retransmitted to any other computer terminal or other device except as expressly permitted by the Transfer Agent (such permission not to be unreasonably withheld);

        (e) Allow the investment adviser to have access only to those authorized transactions as agreed to between the Trust and the Transfer Agent; and

        (f) Honor all reasonable written requests made by the Transfer Agent to protect at the Transfer Agent's expense the rights of the Transfer Agent in Proprietary Information at common law, under federal copyright law and under other federal or state law.

  7.2 Proprietary Information shall not include all or any portion of any of the foregoing items that: (i) are or become publicly available without breach of this Agreement; (ii) are released for general disclosure by a written release by the Transfer Agent; or (iii) are already in the possession of the receiving party at the time or receipt without obligation of confidentiality or breach of this Agreement.

  7.3 The Trust acknowledges that its obligation to protect the Transfer Agent's Proprietary Information is essential to the business interest of the Transfer Agent and that the disclosure of such Proprietary Information in breach of this Agreement would cause the Transfer Agent immediate, substantial and irreparable harm, the value of which would be extremely difficult to determine. Accordingly, the parties agree that, in addition to any other remedies that may be available in law, equity, or otherwise for the disclosure or use of the Proprietary Information in breach of this Agreement, the Transfer Agent shall be entitled to seek and obtain a temporary restraining order, injunctive relief, or other equitable relief against the continuance of such breach.

  7.4 If the Trust notifies the Transfer Agent that any of the Data Access Services do not operate in material compliance with the most recently issued user documentation for such services, the Transfer Agent shall endeavor in a timely manner to correct such failure. Organizations from which the Transfer Agent may obtain certain data included in the Data Access Services are solely responsible for the contents of such data and the Trust agrees to make no claim against the Transfer Agent arising out of the contents of such third-party data, including, but not limited to, the accuracy thereof. DATA ACCESS SERVICES AND ALL COMPUTER PROGRAMS AND SOFTWARE SPECIFICATIONS USED IN CONNECTION THEREWITH ARE PROVIDED ON AN AS IS, AS AVAILABLE BASIS. THE TRANSFER AGENT EXPRESSLY DISCLAIMS ALL WARRANTIES EXCEPT THOSE EXPRESSLY STATED HEREIN INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

  7.5 If the transactions available to the Trust include the ability to originate electronic instructions to the Transfer Agent in order to:
        (i) effect the transfer or movement of cash or Shares; or (ii) transmit Shareholder information or other information, then in such event the Transfer Agent shall be entitled to rely on the validity and authenticity of such instruction without undertaking any further inquiry as long as such instruction is undertaken in conformity with security procedures established by the Transfer Agent from time to time.

  7.6 Each party shall take reasonable efforts to advise its agents of their obligations pursuant to this SECTION 7. The obligations of this Section shall survive any earlier termination of this Agreement.

8.      INDEMNIFICATION

  8.1 The Transfer Agent shall not be responsible for, and the Trust shall indemnify and hold the Transfer Agent harmless from and against, any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of or attributable to:

        (a) All actions of the Transfer Agent or its agents or subcontractors required to be taken pursuant to this Agreement, provided that such actions are taken in good faith and without negligence or willful misconduct;

        (b) The Trust's lack of good faith, negligence or willful misconduct;

        (c) The reliance upon, and any subsequent use of or action taken or omitted, by the Transfer Agent, or its agents or subcontractors on: (i) any information, records, documents, data, stock certificates or services, which are received by the Transfer Agent or its agents or subcontractors by machine readable input, facsimile, CRT data entry, electronic instructions or other similar means authorized by the Trust, and which have been prepared, maintained or performed by a person or firm on behalf of the Trust including but not limited to any previous transfer agent or registrar; (ii) any instructions or requests of the Trust or any of its officers; (iii) any instructions or opinions of legal counsel with respect to any matter arising in connection with the services to be performed by the Transfer Agent under this Agreement which are provided to the Transfer Agent after consultation with such legal counsel; or (iv) any paper or document, reasonably believed to be genuine, authentic, or signed by the proper person or persons;

        (d) The offer or sale of Shares in violation of federal or state securities laws or regulations requiring that such Shares be registered or in violation of any stop order or other determination or ruling by any federal or any state agency with respect to the offer or sale of such Shares;

        (e) The negotiation and processing of any checks including without limitation for deposit into the Trust's demand deposit account maintained by the Transfer Agent; or

        (f) Upon the Trust's request entering into any agreements required by the National Securities Clearing Corporation (the "NSCC") for the transmission of Fund or Shareholder data through the NSCC clearing systems.

  8.2 In order that the indemnification provisions contained in this SECTION 8 shall apply, upon the assertion of a claim for which the Trust may be required to indemnify the Transfer Agent, the Transfer Agent shall promptly notify the Trust of such assertion, and shall keep the Trust advised with respect to all developments concerning such claim. The Trust shall have the option to participate with the Transfer Agent in the defense of such claim or to defend against said claim in its own name or in the name of the Transfer Agent. The Transfer Agent shall in no case confess any claim or make any compromise in any case in which the Trust may be required to indemnify the Transfer Agent except with the Trust's prior written consent.

9.      STANDARD OF CARE

  9.1 The Transfer Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement, but assumes no responsibility and shall not be liable for loss or damage due to errors unless said errors are caused by its negligence, bad faith, or willful misconduct or that of its employees, except as provided in SECTION 9.2 below.

  9.2 In the case of Exception Services as defined in SECTION 2.3 herein, the Transfer Agent shall be held to a standard of gross negligence and encoding and payment processing errors shall not be deemed negligence.

10.     YEAR 2000

        The Transfer Agent will take reasonable steps to ensure that its products (and those of its third-party suppliers) reflect the available technology to offer products that are Year 2000 ready, including, but not limited to, century recognition of dates, calculations that correctly compute same century and multi century formulas and date values, and interface values that reflect the date issues arising between now and the next one-hundred years, and if any changes are required, the Transfer Agent will make the changes to its products at a price to be agreed upon by the parties and in a commercially reasonable time frame and will require third-party suppliers to do likewise.

11.     CONFIDENTIALITY

  11.1 The Transfer Agent and the Trust agree that they will not, at any time during the term of this Agreement or after its termination, reveal, divulge, or make known to any person, firm, corporation or other business organization, any customers' lists, trade secrets, cost figures and projections, profit figures and projections, or any other secret or confidential information whatsoever, whether of the Transfer Agent or of the Trust, used or gained by the Transfer Agent or the Trust during performance under this Agreement. The Trust and the Transfer Agent further covenant and agree to retain all such knowledge and information acquired during and after the term of this Agreement respecting such lists, trade secrets, or any secret or confidential information whatsoever in trust for the sole benefit of the Transfer Agent or the Trust and their successors and assigns. In the event of breach of the foregoing by either party, the remedies provided by
        SECTION 7.3 shall be
        available to the party whose confidential information is disclosed.
        The above prohibition of disclosure shall not apply to the extent that the Transfer Agent must disclose such data to its sub-contractor or the Trust's agent for purposes of providing services under this Agreement.

  11.2 In the event that any requests or demands are made for the inspection of the Shareholder records of the Trust, other than request for records of Shareholders pursuant to standard subpoenas from state or federal government authorities (i.e., divorce and criminal actions), the Transfer Agent will endeavor to notify the Trust and to secure instructions from an authorized officer of the Trust as to such inspection. The Transfer Agent expressly reserves the right, however, to exhibit the Shareholder records to any person whenever it is advised by counsel that it may be held liable for the failure to exhibit the Shareholder records to such person or if required by law or court order.

12.     COVENANTS OF THE TRUST AND THE TRANSFER AGENT

  12.1  The Trust shall promptly furnish to the Transfer Agent the following:

        (a) A certified copy of the resolution of the Board of Trustees of the Trust authorizing the appointment of the Transfer Agent and the execution and delivery of this Agreement; and

        (b) A copy of the Declaration of Trust and By-Laws of the Trust and all amendments thereto.

  12.2 The Transfer Agent hereby agrees to establish and maintain facilities and procedures reasonably acceptable to the Trust for safekeeping of stock certificates, check forms and facsimile signature imprinting devices, if any; and for the preparation or use, and for keeping account of, such certificates, forms and devices.

  12.3 The Transfer Agent shall keep records relating to the services to be performed hereunder, in the form and manner as it may deem advisable. To the extent required by Section 31 of the Investment Company Act of 1940, as amended, and the Rules thereunder, the Transfer Agent agrees that all such records prepared or maintained by the Transfer Agent relating to the services to be performed by the Transfer Agent hereunder are the property of the Trust and will be preserved, maintained and made available in accordance with such Section and Rules, and will be surrendered promptly to the Trust on and in accordance with its request.

13.     TERMINATION OF AGREEMENT

  13.1 This Agreement may be terminated by either party upon ninety (90) days written notice to the other.

  13.2 Upon termination of this Agreement, each party shall return to the other party all copies of confidential or proprietary materials or information received from such other party hereunder, other than materials or information required to be retained by such party under applicable laws or regulations.

14.     ASSIGNMENT AND THIRD PARTY BENEFICIARIES.

  14.1 Except as provided in SECTION 15.1 below, neither this Agreement nor any rights or obligations hereunder may be assigned by either party without the written consent of the other party. Any attempt to do so in violation of this Section shall be void. Unless specifically stated to the contrary in any written consent to an assignment, no assignment will release or discharge the assignor from any duty or responsibility under this Agreement.

  14.2 Except as explicitly stated elsewhere in this Agreement, nothing under this Agreement shall be construed to give any rights or benefits in this Agreement to anyone other than the Transfer Agent and the Trust, and the duties and responsibilities undertaken pursuant to this Agreement shall be for the sole and exclusive benefit of the Transfer Agent and the Trust. This Agreement shall inure to the benefit of and be binding upon the parties and their respective permitted successors and assigns.

  14.3 This Agreement does not constitute an agreement for a partnership or joint venture between the Transfer Agent and the Trust. Other than as provided in SECTION 15., neither party shall make any commitments with third parties that are binding on the other party without the other party's prior written consent.

15.     SUBCONTRACTORS

  15.1 The Transfer Agent may, without further consent on the part of the Trust, subcontract for the performance hereof with (i) Boston Financial Data Services, Inc., a Massachusetts corporation ("BFDS") which is duly registered as a transfer agent pursuant to Section 17A(c)(2) of the Securities Exchange Act of 1934, as amended, (ii) a BFDS subsidiary duly registered as a transfer agent or (iii) a BFDS affiliate duly registered as a transfer agent; provided, however, that the Transfer Agent shall be fully responsible to the Trust for the acts and omissions of BFDS or its subsidiary or affiliate as it is for its own acts and omissions.

  15.2 Nothing herein shall impose any duty upon the Transfer Agent in connection with or make the Transfer Agent liable for the actions or omissions to act of unaffiliated third parties such as by way of example and not limitation, Airborne Services, Federal Express, United Parcel Service, the U.S. Mails, the NSCC and telecommunication companies, provided, if the Transfer Agent selected such company, the Transfer Agent shall have exercised due care in selecting the same.

16.     MISCELLANEOUS

  16.1 AMENDMENT. This Agreement may be amended or modified by a written agreement executed by both parties and authorized or approved by a resolution of the Board of Trustees of the Trust.

  16.2 MASSACHUSETTS LAW TO APPLY. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of The Commonwealth of Massachusetts.

  16.3 FORCE MAJEURE. In the event either party is unable to perform its obligations under the terms of this Agreement because of acts of God, strikes, equipment or transmission failure or damage reasonably beyond its control, or other causes reasonably beyond its control, such party shall not be liable for damages to the other for any damages resulting from such failure to perform or otherwise from such causes.

  16.4 CONSEQUENTIAL DAMAGES. Neither party to this Agreement shall be liable to the other party for consequential damages under any provision of this Agreement or for any consequential damages arising out of any act or failure to act hereunder.

  16.5 SURVIVAL. All provisions regarding indemnification, warranty, liability, and limits thereon, and confidentiality and/or protections of proprietary rights and trade secrets shall survive the termination of this Agreement.

  16.6 SEVERABILITY. If any provision or provisions of this Agreement shall be held invalid, unlawful, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired.

  16.7 PRIORITIES CLAUSE. In the event of any conflict, discrepancy or ambiguity between the terms and conditions contained in this Agreement and any Schedules or attachments hereto, the terms and conditions contained in this Agreement shall take precedence.

  16.8 WAIVER. No waiver by either party or any breach or default of any of the covenants or conditions herein contained and performed by the other party shall be construed as a waiver of any succeeding breach of the same or of any other covenant or condition.

  16.9 MERGER OF AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof whether oral or written.

  16.10 COUNTERPARTS. This Agreement may be executed by the parties hereto on any number of counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

  16.11 REPRODUCTION OF DOCUMENTS. This Agreement and all schedules, exhibits, attachments and amendments hereto may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties hereto each agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction shall likewise be admissible in evidence.

  16.12 NOTICES. All notices and other communications as required or permitted hereunder shall be in writing and sent by first class mail, postage prepaid, addressed as follows or to such other address or addresses of which the respective party shall have notified the other.

               (a)  If to State Street Bank and Trust Company, to:

                    State Street Bank and Trust Company
                    c/o Boston Financial Data Services, Inc.
                    Two Heritage Drive
                    Quincy, Massachusetts  02171
                    Attention: Legal Department

                    Facsimile: (617) 774-2287

               (b)  If to the Fund, to:
                    Nicholas-Applegate Capital Management
                    600 West Broadway, Suite 3000
                    San Diego, California  92101
                    Attention:  Mutual Fund Operation

                    Facsimile:  (619) 687-8077

17.     ADDITIONAL FUNDS

        In the event that the Trust establishes one or more series of Shares in addition to the attached Schedule A with respect to which it desires to have the Transfer Agent render services as transfer agent under the terms hereof, it shall so notify the Transfer Agent in writing, and if the Transfer Agent agrees in writing to provide such services, such series of Shares shall become a Fund hereunder.

18.     LIMITATIONS OF LIABILITY OF THE TRUSTEES AND SHAREHOLDERS

        A copy of the Declaration of Trust of the Trust is on file with the Delaware Secretary of State, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees or Shareholders individually but are binding only upon the assets and property of the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in their names and on their behalf by and through their duly authorized officers, as of the day and year first above written.



                                          NICHOLAS-APPLEGATE INSTITUTIONAL
                                          FUNDS



                                          BY:
                                             ---------------------------------
                                                         E. Blake Moore, Jr.
                                                         Secretary


ATTEST:




--------------------------------


                                          STATE STREET BANK AND TRUST
                                          COMPANY



                                          BY:
                                              --------------------------------
                                               Vice Chairman


ATTEST:

                                      SCHEDULE A


Nicholas Applegate Convertible Fund
Nicholas Applegate Emerging Countries
Nicholas Applegate High-Yield Bond Fund
Nicholas Applegate High Quality Bond Fund
Nicholas Applegate International Core Growth
Nicholas Applegate International Small Cap Growth
Nicholas Applegate Large Cap Growth
Nicholas Applegate Mid Cap Growth Fund
Nicholas Applegate Small Cap Growth Fund
Nicholas Applegate Value Fund
Nicholas Applegate Worldwide Growth
Nicholas Applegate Global Blue Chip Fund
Nicholas Applegate Global Growth & Income Fund
Nicholas Applegate Global Technology Fund
Nicholas Applegate Pacific Rim Fund
Nicholas Applegate Latin America Fund
Nicholas Applegate Greater China Fund
Nicholas Applegate Mid Cap Growth Fund
Nicholas Applegate Short-Intermediate Fixed Income














NICHOLAS-APPLEGATE INSTITUTIONAL          STATE STREET BANK AND TRUST
FUNDS                                     COMPANY



BY:                                       BY:
   ---------------------------------         ---------------------------------
     E. Blake Moore, Jr.
     Secretary

                                     SCHEDULE 2.1

                       THIRD PARTY ADMINISTRATOR(S) PROCEDURES

                                  Dated May 7, 1999


1. On each Business Day, the TPA(s) shall receive, on behalf of and as agent of the Trust's, Instructions (as hereinafter defined) from the Plan. Instructions shall mean as to each Fund (i) orders by the Plan for the purchases of Shares, and (ii) requests by the Plan for the redemption of Shares; in each case based on the Plan's receipt of purchase orders and redemption requests by Participants in proper form by the time required by the term of the Plan, but not later than the time of day at which the net asset value of a Fund is calculated, as described from time to time in that Fund's prospectus. Each Business Day on which the TPA receives Instructions shall be a "Trade Date".

2. The TPA(s) shall communicate the TPA(s)'s acceptance of such Instructions, to the applicable Plan.

3. On the next succeeding Business Day following the Trade Date on which it accepted Instructions for the purchase and redemption of Shares, (TD+1), the TPA(s) shall notify the Transfer Agent of the net amount of such purchases or redemptions, as the case may be, for each of the Plans. In the case of net purchases by any Plan, the TPA(s) shall instruct the Trustees of such Plan to transmit the aggregate purchase price for Shares by wire transfer to the Transfer Agent on (TD+1). In the case of net redemptions by any Plan, the TPA(s) shall instruct the Fund's custodian to transmit the aggregate redemption proceeds for Shares by wire transfer to the Trustees of such Plan on (TD+1). The times at which such notification and transmission shall occur on (TD+1) shall be as mutually agreed upon by each Fund, the TPA(s), and the Transfer Agent.

4. The TPA(s) shall maintain separate records for each Plan, which record shall reflect Shares purchased and redeemed, including the date and price for all transactions, and Share balances. The TPA(s) shall maintain on behalf of each of the Plans a single master account with the Transfer Agent and such account shall be in the name of that Plan, the TPA(s), or the nominee of either thereof as the record owner of Shares owned by such Plan.

5. The TPA(s) shall maintain records of all proceeds of redemptions of Shares and all other distributions not reinvested in Shares.

6. The TPA(s) shall prepare, and transmit to each of the Plans, periodic account statements showing the total number of Shares owned by that Plan as of the statement closing date, purchases and redemptions of Shares by the Plan during the period covered by the statement, and the dividends and other distributions paid to the Plan on Shares during the statement period (whether paid in cash or reinvested in Shares).

7. The TPA(s) shall, transmit to the Plans prospectuses, proxy materials, reports, and other information provided by each Fund for delivery to its shareholders.

8. The TPA(s) shall, at the request of each Fund, prepare and transmit to each Fund or any agent designated by it such periodic reports covering Shares of each Plan as each Fund shall reasonably conclude are necessary to enable the Fund to comply with state Blue Sky requirements.

9. The TPA(s) shall transmit to the Plans confirmation of purchase orders and redemption requests placed by the Plans; and

10. The TPA(s) shall, with respect to Shares, maintain account balance information for the Plan(s) and daily and monthly purchase summaries expressed in Shares and dollar amounts.

11. Plan sponsors may request, or the law may require, that prospectuses, proxy materials, periodic reports and other materials relating to each Fund be furnished to Participants in which event the Transfer Agent or each Fund shall mail or cause to be mailed such materials to Participants. With respect to any such mailing, the TPA(s) shall, at the request of the Transfer Agent or each Fund, provide at the TPA(s)'s expense complete and accurate set of mailing labels with the name and address of each Participant having an interest through the Plans in Shares.






NICHOLAS-APPLEGATE INSTITUTIONAL             STATE STREET BANK AND TRUST
FUNDS                                        COMPANY



BY:                                          BY:
   -----------------------------                ----------------------------
   E. Blake Moore, Jr.
   Secretary

                                     SCHEDULE 3.1

                                        FEES

                          May 1, 1999 through April 30, 2000

ANNUAL ACCOUNT SERVICE FEES  & FUND BASE FEES

  Per Account                           $  $20.00/Annually
  Closed Accounts                       $    2.40/Annually

  Complex Base Fee*                     $ 135,000/Annually
  Cusip Base Fee-I Class Cusip          $  11,000/Annually Fund/Class/Cusip
  Cusip Base Fee-R Class Cusip*         $   6,000/Annually Fund/Class/Cusip
  Asset Based Fee                           1/2 (one half) Basis Point

Each class/spoke feeder is considered a fund and will be billed accordingly.

*Note: The complex base fee will increase by $5,000 annually with the introduction of each R Class Cusip

Fees are billable on a monthly basis at the rate of 1/12th of the annual fee. A charge is made for an account in the month that an account opens or closes.

OUT-OF-POCKET EXPENSES

Out-of pocket expenses include but are not limited to: confirmation statements, investor statements, postage, forms, audio response, telephone, records retention, transcripts, microfilm, microfiche and expenses incurred at the specific direction of the fund.




NICHOLAS-APPLEGATE INSTITUTIONAL             STATE STREET BANK AND
TRUST FUNDS                                  COMPANY




BY:                                          BY:
   -----------------------------                ------------------------------
   E. Blake Moore, Jr.
   Secretary

                                                                     Exhibit (l)





Nicholas-Applegate Institutional Funds
600 West Broadway
San Diego, California 92101


     Putnam Lovell de Guardiola & Thornton, Inc. ("Putnum Lovell") hereby agree to purchase shares of Nicholas-Applegate Institutional Funds (the "Trust") as the initial sole shareholder of the Trust. The purchase of such shares is for investment purposes and Putnum Lovell has no present intention of redeeming such shares.

Dated May 7, 1999.


                                   Putnam Lovell de Guardiola & Thornton, Inc.



                              By:
                                   ------------------------------------
                                   Title

                                      SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has dully caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of San Diego, and the state of California on this 27th day of May, 1999.


                              Nicholas-Applegate Institutional Funds




                              By:  John J.P. McDonnell*
                                  ------------------------------------
                                   John J.P. McDonnell
                                   President


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on May 27, 1999.



 John J.P. McDonnell*                         President
-------------------------------------------
 John J.P. McDonnell


-------------------------------------------   Principal Financial and
 C. William Maher                             Accounting Officer


-------------------------------------------
 E. Blake Moore Jr.                           Secretary


 Arthur E. Nicholas*
-------------------------------------------
 Arthur E. Nicholas                           Chairman of the Board & Trustee


 Walter E. Auch*                              Trustee
-------------------------------------------
 Walter E. Auch


 Darlene Deremer*                             Trustee
-------------------------------------------
 Darlene Deremer


 George F. Keane*                             Trustee
-------------------------------------------
 George F. Keane



* ---------------------------
By:  E. Blake Moore, Jr.
     Attorney In Fact